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                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Home Interstate Bancorp:

As independent public accountants, we hereby consent to the incorporation of our report dated January 26,1996, included in Home Interstate Bancorp's 1995 Annual Report to Shareholders into the Company's previously filed Form S-8 Registration Statement File No. 33-30573.

                                                         ARTHUR ANDERSEN LLP

Orange County, California
March 22, 1996